                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 17, 2000
                                                    -------------------


                           5B Technologies Corporation
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             (Exact name of Registrant as Specified in its Charter)


        Delaware                      0-27190                  11-3529387
        --------                      -------                  ----------
(STATE OR OTHER JURISDICTION        (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)


                   One Jericho Plaza, Jericho, New York 11753
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code    (516) 938-3400
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On April 17, 2000, 5B Technologies Corporation ("5B") received an equity investment of $1 million from a fund managed by WEC Asset Management LLC, a New York-based investment management company ("WEC"). In connection with its investment, WEC received shares of 5B's Series A 6% Convertible Preferred Stock, convertible over the next three years into shares of 5B's Common Stock, and warrants to purchase 5B's Common Stock.

         A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1.

         5B hereby incorporates by reference (i) the Certificate of Designations of Series A 6% Convertible Preferred Stock attached hereto as Exhibit 3.3, (ii) the Common Stock Purchase Warrant attached hereto as Exhibit 4.6, (iii) the Securities Purchase Agreement attached hereto as Exhibit 10.13, (iv) the Registration Rights Agreement attached hereto as Exhibit 10.14 and (v) the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  3.3 Certificate of Designations of Series A 6% Convertible Preferred Stock of 5B Technologies Corporation, filed with the Secretary of State of the State of Delaware on April 14, 2000.

                  4.6 Common Stock Purchase Warrant, dated April 17, 2000, issued to La Vista Investors LLC by 5B Technologies Corporation.

                  10.13 Securities Purchase Agreement, dated April 17, 2000, by and between 5B Technologies Corporation and La Vista Investors LLC.

                  10.14 Registration Rights Agreement, dated April 17, 2000, by and between 5B Technologies Corporation and La Vista Investors LLC.

                  99.1     Press Release, dated April 18, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  5B TECHNOLOGIES CORPORATION


Date:    April 28, 2000           By       /s/ Glenn Nortman
      -----------------------       -----------------------------------------
                                      Glenn Nortman, Chief Executive Officer



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                                  EXHIBIT INDEX


        EXHIBIT                            DESCRIPTION
        -------                            -----------
         3.3      Certificate of Designations of Series A 6% Convertible
                  Preferred Stock of 5B Technologies Corporation, filed with the
                  Secretary of State of the State of Delaware on April 14, 2000.

         4.6      Common Stock Purchase Warrant, dated April 17, 2000, issued to
                  La Vista Investors LLC by 5B Technologies Corporation.

         10.13 Securities Purchase Agreement, dated April 17, 2000, by and between 5B Technologies Corporation and La Vista Investors
                  LLC.

         10.14 Registration Rights Agreement, dated April 17, 2000, by and between 5B Technologies Corporation and La Vista Investors
                  LLC.

         99.1     Press Release, dated April 18, 2000.



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